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                                                                   EXHIBIT 10.20

                                VCA ANTECH, INC.
                          12401 WEST OLYMPIC BOULEVARD
                       LOS ANGELES, CALIFORNIA 90064-1022

                                                                   March 9, 2004

Robert L. Antin
C/o VCA Antech, Inc.
12401 West Olympic Boulevard
Los Angeles, California 90064-1022

Dear Bob:

         Reference is made to the employment agreement between you and VCA Antech, Inc. ("VCA") dated September 20, 2000 (the "EMPLOYMENT AGREEMENT"). In accordance with the loan prohibitions of Section 402 of the Sarbanes-Oxley Act of 2002, you and VCA hereby agree that the terms of Section 4.3 of the Employment Agreement which permit you to exercise options by the delivery of a promissory note in the amount of the exercise price are hereby deleted.

                                            VCA Antech, Inc.

                                            By:    /s/ Tomas W. Fuller
                                                   -----------------------------
                                                   Tomas W. Fuller
                                                   Chief Financial Officer

Acknowledged and Agreed
to this 9th day of March, 2004
/s/ Robert L. Antin
---------------------------
Robert L. Antin